Liquidity Services, Inc. (LQDT)
Q2 2018 Earnings Call

Operator: Good day, ladies and gentlemen, and welcome to the Liquidity Services Second Quarter 2018 Fiscal Year Earnings Conference Call. At this time, all participants are in a listen-only mode. Later, we will conduct a question-and-answer session and instructions for how to participate will follow at that time. As a reminder, this conference call is being recorded.

I would now like to introduce your host for today's conference, Ms. Julie Davis, Senior Director of Investor Relations. Ma'am, you may begin.
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Julie Davis
Senior Director-Investor Relations, Liquidity Services, Inc.
Thank you, Jimmy. Hello, and welcome to our second quarter fiscal year 2018 financial results conference call. Joining us today are Bill Angrick, our Chairman and Chief Executive Officer; and Jorge Celaya, our Chief Financial Officer. We will be available for questions after our prepared remarks.

The following discussion or responses to your questions reflect management's views as of today, May 3, 2018, and will include forward-looking statements. Actual results may differ materially. Additional information about factors that could potentially impact our financial results is included in today's press release and in our filings with the SEC, including our most recent annual report on Form 10-K.

As you listen to today's call, we encourage you to have our press release in front of you, which includes our financial results as well as metrics and commentary on the quarter.

During this call, we will discuss certain non-GAAP financial measures. On our press release and our filings with the SEC, each of which is posted on our website, you will find additional disclosures regarding these non-GAAP measures, including reconciliations of these measures with comparable GAAP measures. We also use certain supplemental operating data as a measure of certain components of operating performance, which we also believe is useful for management and investors. The supplemental operating data includes gross merchandise volume and should not be considered as substitute for or superior to GAAP results.

At this time, I'd like to turn the presentation over to our CEO, Bill Angrick.
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William Paul Angrick
Chairman & Chief Executive Officer, Liquidity Services, Inc.
Thanks, Julie. Good morning and welcome to our Q2 earnings call. I'll review our Q2 performance and provide an update on key strategic initiatives. Next, Jorge Celaya will provide more details on the quarter and our outlook for the current fiscal third quarter.

During Q2, we continue to make steady progress driving growth in our Retail Supply Chain Group and GovDeals segments. We also continue to drive cost discipline and needed investments in our technology platform.
Reflecting the demand for our scale, services and strong client results, we added over 300 new sellers and approximately 40,000 new registered buyers to our marketplaces during Q2.

Notably, our Retail Supply Chain Group segment delivered approximately 13% growth in GMV and recorded its highest GMV quarter since Q3 of fiscal 2015. Our Retail Supply Chain Group segment continues to secure and grow programs with large and midsized retailers and manufacturers. Despite lower than expected seller activity on the East Coast related to severe weather, our GovDeals segment continued to drive solid organic growth and expansion of seller accounts.

Our Capital Asset Group segment had mixed results in Q2, due to project delays and lower than expected availability of product flows. As expected, our DoD business, which is included in our Capital Asset Group segment, declined versus the prior year period, as we executed the wind-down of our Surplus contract and received lower volumes under our Scrap contract.

Lastly, as we wound down our DoD Surplus contract, we aligned our development and product management resources with the remaining deliverables under our LiquidityOne transformation initiative, resulting in lower than expected technology expenses.

Next, we'll take a look at highlights of our segments. Our Retail Supply Chain Group, RSCG segment, continued to grow the top line organically by double-digits as our new business pipeline has doubled from a year ago.
Service fees related to our returns management software platform more than tripled from the prior year period, as we experienced encouraging interest in our returns management solutions, which help clients track, manage and sell both online and store returned goods.

Our GovDeals marketplace growth continued in Q2, driven by the addition of hundreds of new clients in the U.S. and Canada such as the state of Tennessee, the Los Angeles California School District and the city of Albuquerque, New Mexico. During Q2, GovDeals completed over 51,000 auctions, including the sale of vehicles, heavy equipment and the King Air Airplane which sold for over $0.5 million.

GMV in our Capital Asset Group segment, which includes our DoD contracts and commercial industrial clients, was below our expectations during Q2, driven by delayed plant closings in our industrial verticals, a slower than expected rebound among our oil and gas sector sellers, as organizations evaluate the desired holding period for their assets.
However, interest in our solutions remains strong and we recently hosted over 40 of the world's largest energy companies at our Energy Insights Conference, which brought together thought leaders in the energy supply chain to discuss asset recovery strategies and tools to capitalize on the energy sector market recovery.

In addition, our Capital Asset Group commercial activity in Asia remains a bright spot with first half results well ahead of plan, as our global buyer base and services continue to help multinational industrial firms monetize their assets in China and throughout Southeast Asia.

Our strategy remains focused on the long-term growth of our commercial and municipal government marketplaces, on a global scale, by investing in technology to improve the net recovery realized by clients selling on our platform and by making it easier for buyers to find and buy assets on our platform. In support of this strategy, our LiquidityOne transformation initiative is focused on delivering an improved online marketplace platform, to enhance our customer experience, our operations and our ability to scale to a much larger business. We expect to deploy these enhancements to all of our marketplaces by the end of calendar year 2018. This initiative will further align our business processes and optimize our platform technology.

Under our product roadmap, we plan to deploy a new version of our GovDeals and Auction Deals self-service marketplaces during Q3 and a new consolidated marketplace by the end of calendar year 2018. In closing, continued investments in our people, processes and platform will enhance the value we bring to clients and will drive our transformation.

As we begin to harvest the investments we're making over the next few years, we're excited about the tremendous potential to grow our business. Liquidity Services is committed to driving innovation and significant value creation for our customers and shareholders as we execute our long-term growth strategy.

Now, let me turn it over to Jorge for more details on Q2 results.
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Jorge A. Celaya
Chief Financial Officer & Executive Vice President, Liquidity Services, Inc.
Thank you, Bill. Good morning. First, I will comment on select second quarter results. We finished the second quarter above the company's guidance range for GAAP net loss, GAAP diluted EPS, adjusted EBITDA and non- GAAP EPS. Results were within the guidance range for GMV.

In the second quarter, we reported GMV of $152.2 million, reflecting increases in our Retail Supply Chain Group, or RSCG segment, and in our GovDeals segment. Compared to the second quarter of last year, RSCG GMV was up 12.9%, driven by expansion of existing programs and growth in the number of consignment sellers.

GovDeals' GMV was up 8.1%, despite weather events in the eastern U.S. during the quarter causing some dampening of activity.

The Capital Assets Group, or CAG segment, was down 30.1% reflecting delays in large project activity and lower than expected North American consignment activity, along with our lower DoD Scrap volumes that combined with the less favorable mix of Scrap assets compared to last year. The CAG segment's GMV was also negatively impacted by the Surplus contract compared to last year. We reported revenue of $60.1 million, which compared to last year, is down mostly due to the effect of the DoD Surplus contract.

Our GovDeals segment revenue was up, yet offset by decline in our CAG segment and a slight decrease in RSCG segment revenue.

Our GAAP net loss was $5.7 million, an improvement compared to $8.3 million a year ago. Adjusted net loss was
$3.9 million also an improvement from the $6.6 million loss in the prior year quarter. Our second quarter adjusted EBITDA loss was $2.2 million, an improvement compared to a loss of $4.4 million in the second quarter of last year.

The improvement reflects the realignment and restructuring efforts across our business, improved results in our GovDeals and RSCG segments and lower expenses related to the LiquidityOne transformation initiative. This was partly offset mainly by decreased results in our CAG segment's DoD contracts and also CAG's delayed industrial projects and slower commercial business activity in North America.

We continue to have a debt free balance sheet. At March 31, 2018, we had a cash balance of $99.7 million. Capital expenditures during the quarter were approximately $900,000 and we currently expect capital expenditures for the second half of 2018 to remain approximately in line with the current run rate. As these second quarter results reflect, we are making progress on our 2018 goals to grow our commercial and municipal government marketplaces, despite the CAG commercial headwinds and to execute on our business realignment efforts under LiquidityOne implementation.

Looking ahead to the third quarter of fiscal year 2018, we anticipate our GovDeals and RSCG segments will continue to grow, as we continue to see strong pipeline activity for both existing and new sellers. Commercial activity within the CAG segment may continue to be impacted by variable timing of large projects and the extent of the availability of supply within the energy and industrial verticals. We will continue to benefit from our restructuring efforts and to drive for efficiencies across the organization including in IT. We also expect our overall spending for the LiquidityOne initiative to be in the $1 million to $2 million range for the quarter, up from our second quarter spend level.

Compared to last year, offsetting these expected improvements will be the GMV and margin reductions from the DoD Surplus contract, as we have sold the residual inventory. We execute on final wind-down activities and complete the closure of two warehouses. In addition, our DoD Scrap contract is expected to have comparatively lower performance related to reduced property flows and lower value mix of assets. We also expect LiquidityOne spending to be back to normal levels in the third quarter.

Management's guidance for the next fiscal quarter is as follows. We expect GMV for Q3 of 2018 to range from
$150 million to $170 million. A GAAP net loss is expected for Q3 2018 in the range of negative $9.6 million to a negative $6.8 million, with a corresponding GAAP loss per share for Q3 of 2018 ranging from a negative $0.30 to a negative $0.21 per share. We estimate non-GAAP adjusted EBITDA for Q3 of 2018 to range from a negative
$5.5 million to a negative $3.5 million. A non-GAAP adjusted loss per share is estimated for Q3 of 2018 in the range of a negative $0.26 to a negative $0.19 per share. This guidance assumes that we have diluted weighted average shares outstanding for the quarter of approximately 32.1 million and an effective tax rate in the single- digits.

We will now take your questions.

QUESTION AND ANSWER SECTION

Operator: Thank you. Our first question comes from Gary Prestopino with Barrington Research. Your line is now open.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Hi. Good morning, everyone.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Good morning, Gary.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.

Bill, could you maybe just, first of all, with the Surplus contract, there was some residual GMV, while there was some GMV in the quarter here, but going forward, is that contract gone now, are we still going to have residual GMV in Q3?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
In Q3, we will have residual costs that will be concluded by the end of the quarter. Going forward, we will have neither contribution on the top or bottom line from the DoD Surplus contract.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Okay, so nothing on the – no revenues, nothing there, all right.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Right, but I would just reiterate that part of the sequential impact to EBITDA is the tail of expenses related to DoD facilities and the penultimate wind-up of that contract that will go away following this quarter.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Did you guys quantify that at all?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
We have not broken it out, but it's meaningful.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Okay, that's great. Thank you. And then, in terms of the Scrap contract, can you give us some idea of what the GMV in the Scrap contract was this quarter?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Well, let me – while Jorge is pulling that number, let me just comment that the Scrap business has changed fairly materially over the course of the last 6 to 12 months. The volumes being received under the program have come down, both due to an inferior mix of metal alloy and some changes in the way that DoD recycling programs run where facilities under the old regime used to refer material to the Defense Logistics Agency Disposition Services. They're now holding that property and recycling it locally. So that volume which we used to get, we're not getting any longer. In any event, I think that Scrap contract is individually not as material, it's part of the CAG segment.
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Jorge A. Celaya Chief Financial Officer & Executive Vice President, Liquidity Services, Inc.
So Gary, we do disclose in the Q which comes out this afternoon, but the Scrap revenue which is very similar to the GMV, but we disclosed the revenue percentages, so you could back into that our Scrap revenue for this second quarter that just ended is about $6 million.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Okay, thank you. And then, pretty impressive growth in the retail segment. I assume, has that platform been shifted to the LiquidityOne, the new LiquidityOne platform? Have you switched that over? And then, what...
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
It's still in the pipeline...
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Okay.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
It's still in the pipeline has not switched over. I think what it reflects is a combination of investments that have been made in new business development staff over the last 12 months, which is pulling through new business; two, we've expanded our role with existing accounts; and finally, we have added a returns management software platform that is allowing us to capture fee for service business from both manufacturers and retailers to help them track, manage and sell store returned and online returned merchandise. And as e-commerce continues to grow, that's a signature service offering for us in being a full service solution to help these organizations reduce the friction and reduce the cost of managing returns.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Okay. And then, lastly, could you just give us what the actual seller accounts stand at for GovDeals or is a statistic use to give us a while back?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
I don't have recall of that, but total number of accounts and I don't believe we've done that in the past, but certainly what I can tell you about the GovDeals business is that we continue to expand market share as the number one player in the municipal market. We have expanded geographically and are picking up very sizeable municipalities in places like California, State of Washington, State of Colorado, State of Ohio, State of Tennessee, State of New Mexico.

There's just a significant amount of goodwill and brand value that is associated with the focus of our municipal government sales force, account management team, and I think the recovery rates that we're generating for clients are very enticing. Most of these clients are moving away from live auction events and see a lot of value and reducing the storage costs and manual processes associated with those offline sales. So a lot of opportunities continue to grow that business.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Is it safe to assume that you're less than 10% penetrated across all these municipal and state government agencies?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Yeah, that's I think a fair comment where we're still in the high single-digit penetration of the market, and we haven't even added in Canada. I think Canada is another area where we're seeing a lot of traction. The buyer base that we built up provides great value for sellers in Canada as well.

And then, I would add it's not material at the present time, but an area that we're very excited in is our self-service commercial offering, which builds on the same business processes that we perfected with GovDeals where equipment dealers and other owners of capital assets transportation equipment can load assets into these online sales that we have tap our buyer base and get great recovery.

So I think we'll continue to be investing in self-service solutions for the commercial and Retail Supply Chain business that leverage our technology, leverage our data, leverage our buyer base and our very high margin offerings.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Thanks so much.
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Jorge A. Celaya Chief Financial Officer & Executive Vice President, Liquidity Services, Inc.
And we have in that self-service commercial space began already investments in sales and marketing in that area, as we've gotten – started to get some volume, again, not material as we started it, but we're certainly driving that business down, hopefully, the same path as the GovDeals traditional municipal and state government business.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Thanks a lot.
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Jorge A. Celaya Chief Financial Officer & Executive Vice President, Liquidity Services, Inc.
And by the way, a much bigger market than the state and municipal business, because it's all commercial actually.
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Gary Frank Prestopino Analyst, Barrington Research Associates, Inc.
Okay, thank you.
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Operator: Thank you. And our next question comes from Colin Sebastian with William Baird. Your line is now open.
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Colin Alan Sebastian Analyst, Robert W. Baird & Co., Inc.
Thanks. First question on capital assets, I wonder if you're able to quantify the impact from the delays in the various programs and lower sales volume and whether – or how much of that we should expect to land in the current quarter or certainly in this current fiscal year?
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Jorge A. Celaya Chief Financial Officer & Executive Vice President, Liquidity Services, Inc.
So we're being – as my comments at the beginning stated, it's – there's a lot of variability in the timing of these projects and also in the asset flows even on the consignment side of the energy and industrial space. So we're being cautiously optimistic of when these things hit, but we haven't quantified it, but it is significant. And it does have a significant effect on – did in the second quarter fiscal year that we just finished and it could have a good effect going forward, but again, quantifying is – we're a little hesitant in quantifying it.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Well, let me just add by anecdotal examples. We have regularly in the history of the CAG business, managed individual asset sales in the $2 million, $5 million, $10 million range and our current pipeline consists of that type of project work with clients that have identified the assets where we have proven buyer markets and resell channels. So the timing of those sales have a confluence of labor management, operational questions, tax questions, some cases cross-border VAT implications and they have a longer gestation period, but when they do hit, they are needle moving type of transactions.
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Colin Alan Sebastian Analyst, Robert W. Baird & Co., Inc.
Maybe just to be more specific, are you embedding in the current quarter guidance that at least a portion of those delayed programs will be sold through?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
I would say a modest contribution from those delayed programs.
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Colin Alan Sebastian Analyst, Robert W. Baird & Co., Inc.
Okay, thanks. Turning to the retail side, it was obvious showing some improvement in that segment. I wonder if you could talk about how retailers are perhaps now better organized at the store level, at the distribution center level now to participate to integrate with more of a centralized liquidation platform such as yours. And then, also the competitive landscape in the retail segment, if you could comment on any changes to that would be helpful.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Sure, well, let's first reiterate that Liquidity Services believes that investment in superior technology and platform ecosystem tools is what will ultimately drive the highest net recovery for sellers selling assets on our platform. And an example of that would be our use of APIs and the ability for clients to move information in and out of our platform without having to physically move the assets. And a number of our clients are tapping into that set of tools to leverage our buyer base and marketplace to sell inventories from their physical locations and that's part of our longer term strategy with LiquidityOne is to leverage the platform and ecosystems to allow many people to participate whether they want full service support or not.

And we see that delivering the buyer liquidity, the different channels for new products, product that is, let's say, modestly used, and then, products that is scrap or salvaged condition, we have channels for all of those. Retailers appreciate that. We're one stop solution.

They can take advantage of their own facilities and their own personnel to do the labor and asset manifests and preparation of those assets for sale, and then, tap into our buyer base and sell on a self-serve basis or they can totally outsource that process, Colin, and move all of their – redirect flows of goods from consumers directly to our facilities, which are national in coverage including Canada now, so North American coverage, and have a turnkey solution for the physical flow of goods, the financial transaction, the information flow, and we have been experiencing demand for both full service and self-service, particularly now that we have returns management software solution that allows clients and the supplier base to rely on us as a trusted intermediary to receive all returns, validate the condition of the return, provide the feedback loop for those parties on the credits owed between suppliers and retailers, and then, immediately be able to move these assets into a recovery channel to maximize value.

So there's fewer touches involved, higher throughput, so the assets are sold sooner for more money and it's an asset-light approach for these clients. I think the idea that the business is still positioning itself to deal with more and more e-commerce transaction and the need for robust scalable solutions to keep consumers happy in terms of the returns process and recover maximum value back to these clients, whether it be manufacturers or retailers, it's very important.

I've seen in the competitive landscape a winnowing out, if you will, of the desperate players that can truly provide the technology solution combined with the supply chain solution. There are players that can do very 10-point solutions for just one small part of the process, but very limited solution providers in the end-to-end supply chain, plus marketplace, plus the returns management tech solution. So in that regard, we feel very good about our competitive position.

Colin Alan Sebastian Analyst, Robert W. Baird & Co., Inc.
Thanks for that. I have maybe a follow-up on the mix of these sellers between perhaps the operating segments. Would that increase roughly reflect the relative growth rates from the different segments? Or are you seeing any change in mix between retail and municipal, and then, other segments that might be of interest? Thanks.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Yeah, I think within retail, we've seen nice growth with manufacturers who are, in many cases, taking more ownership and control of their brands and how those brands are sold to the consumer on the first retail sale and wanting to have some viability alongside the erosion of traditional brick-and-mortar retail. So I see that trend continuing with direct to consumer manufacturers being a strong grower for us. I think certainly, we've positioned ourselves with the largest and most successful omni-channel retailers and I think that's going to continue to grow.

I think the energy marketplace has high potential, but it's currently sluggish. We had an Energy Insights Conference in Houston, hosting over 40 of the largest energy company representatives and their thought leaders, and we're viewed as the market leader in the energy supply chain. People are looking for assistance both in terms of asset redeployment, asset management and asset sales solutions to help these global organizations extract more value for their supply chains. And so, that I think has long-term potential and eventually will be a contributor versus a drag as it was in Q2.
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Colin Alan Sebastian Analyst, Robert W. Baird & Co., Inc.
And then, lastly, for me, with the wind-down of a couple of the different initiatives, any change specifically to note in both variable and fixed expenses in the going forward quarters from now? Thank you.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Well, in the wind-down process, we were converting the residual inventories to sales and I commend the team for doing a really good job on that. We still have a bit of fixed cost as an overhang into Q3, the current June quarter. That will go way beyond June quarter and what we'll expect to rebound and recapture some margin as we conclude the final sunset of warehouse facilities associated with that DoD Surplus contract.
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Colin Alan Sebastian Analyst, Robert W. Baird & Co., Inc.
Okay, thank you.
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Operator: Thank you. And our next question comes from Dan Kurnos with Benchmark Company. Please go ahead.
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Dan L. Kurnos Analyst, The Benchmark Co. LLC
Thanks. Bill, like, I kind of wanted to just ask sort of the high level philosophical question. You started alluding to some of the answer I think in one of your prior responses here, but just the evolution of the landscape, particularly in e-commerce has accelerated frictionless checkout, a lot of backend systems being built up pretty aggressively and you guys touch a lot of, as you pointed out, a lot of the top tier omni-channel logos, the largest one in particular, as well as some of the guys.

We've seen a ton of M&A across all of these industries, all of the large guys buying the smaller guys. And so, I guess, I want to ask sort of with that backdrop kind of two questions, we know that sort of timing of projects can always be difficult and has been something that's impacted the company in the past, but we have seen a pretty aggressive increase in CapEx as these guys have been right-sizing either under-monetizing underperformed assets via M&A. So I'm just curious why some of that's not necessarily flowing through near-term based on sort of what we've seen in the marketplace.

And then, for you guys, you've talked a lot about self-serve. I'm just curious with some of the larger guys building out either supplier distribution capabilities on their own. If you're just filling a need in the tech stack for them, if sort of the self-serve becomes a larger portion of your go-to market as the consolidation continues, just kind of your high level thoughts on really just accelerating, I think, GMV which is what people really need to see with a story to work.
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Yes, with regard to Retail Supply Chain, you've got a tremendous amount of focus and attention on forward supply chain activities, how do you merchandise and sell to the primary customer consumers and that's always going to be, in my opinion, top of mind for these large and emerging e-commerce and omni-channel businesses.

And so, on the backend of the supply chain, we fill a void and allow these organizations to innovate in our sandbox with partnerships to test and trial, and then, ramp programs that allow better control of data flow on what's returned, better targeting of resale channels, and then, better recovery of value by creating those channels. And I think that's a symbiotic relationship and I think we're really positioned to solve an industry problem in that regard. And I do believe that GMV will reflect that penetration.

So we're aligned to continue to grow our market share and volume of goods sold. And I do think there's a convergence of the desire for some of our customers who want to have facilities that they have control over stay some of the sales and use our tech platform and our buyer marketplace as the solution. So we're very comfortable allowing them to use apps and other tools that we create, to access our marketplace, and that third-party seller community is growing and it's a healthy part of our own growth story to have a variety of third- parties accessing our marketplace, loading property and selling through their inventory or equipment that's the case maybe.

So in terms of broadly e-commerce driving more online sales, driving more online returns, creating a backend source of costs for these companies, we solve that problem. And on the capital equipment side, I think the variability around these larger projects, which may slip from one month to another one quarter to another, I think that will subside, as we continue to grow out the number of organizations that we're working with and grow the overall volume of business that we do. And $1 million to $5 million transaction will become a smaller and smaller part of the whole and, therefore, variability will decline over time.

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Dan L. Kurnos Analyst, The Benchmark Co. LLC
Got it. And alternatively, I don't know if this is necessarily relevant, but on the industrial side, are you seeing any impacts from sort of your clients' decisions either way from the tariffs that have been implemented, because it seems to be weighing on the space and, certainly, from a CapEx perspective?

William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Well, it's really interesting point. And from the – commodity prices have trended to drift a little higher and that's ultimately good for our business, Dan, because the pricing of scrap metal escalates a bit. You've got more buyer activity seeing that they can perhaps buy an energy and put it to use in a more active resale market for liquefied fuel or crude.

And so, there's a little bit of a lag effect. We were below $30 oil prices two years ago, and now, we're above $70. And so, there's a little bit of a lag in terms of how quickly people adjust in the energy supply chain to those higher pricing levels. Ultimately, I think higher commodity prices will benefit the volume and value of what we sell in the industrial market.

As a side note, the demise of brick-and-mortar retail, a lot of that business, the one-time going out of business, bankruptcy sales, that's really not an area that we play in. So Toys"R"Us, for example, it's not something that we're going to get focused and involved in writing a check for one-time sale. So I didn't want that to be misunderstood.
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Dan L. Kurnos Analyst, The Benchmark Co. LLC
Let me just ask one last quick one. Now that you've had some learnings maybe from the smaller LOT migration, just any kind of quick thoughts there. And you guys are certainly taking your time before moving the big platform over what are you thinking about implementing from your prior learnings on the big move and not to pigeonhole you, but just relative to your expectations around the benefits of the migration. Is it three months in a hockey stick? Does it take time for people to adjust? Are you seeing any choppiness or volatility with the migration so far just kind of helping us frame what we should expect when the migration is fully completed?
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William Paul Angrick Chairman & Chief Executive Officer, Liquidity Services, Inc.
Well let me frame that in a couple of areas. First, in terms of customers that we serve, the tools we've architected under our LiquidityOne platform allow us to serve both Fortune 1000 enterprise customers, as well as small businesses, and the reason for that is we've got tools that are now available to allow these organizations to self- serve. And I think that's a really important capability that we're developing.

In terms of lessons learned, I think the cadence of the rollout reflects the opportunity to work with the lower volume marketplaces first and learn about new customer feedback, both internally and externally, and then, what are the things that we need to do to scale to the next level of size and volume. We're very committed to the .NET platform and the Azure cloud. We've got a number of tools that are available in that cloud. And so, everything that we have is moving to the cloud.

We have the ability to expose to APIs to allow organizations to transmit information about their equipment or inventory to us through a variety of means. So that's going to be a very important capability. And I think the team that's running the project led by Roger Gravley, they're primarily business leaders that have technology experience and software development experience as opposed to being pure technologists. And I think that's an incredibly important part of a role like this.

And I think we see a path to breakeven, because we're going to be eliminating the tail of the DoD wind-down cost after this quarter. Once we conclude LOT, the $1 million to $2 million of quarterly costs go away. We think that we will get post-LOT efficiencies in all areas. I think our buyer experience and buyer participation will drive higher recovery. I think we'll have more buyer core interactions on our platform. There will be different ways and more ways to interact with us using our data and our My Account tools.

I think we're also going to be making it easier for sellers to load property into our marketplace. And I think it will be less expensive. The labor costs associated with supporting our business will be lower post the LOT. And I think, finally, we will enjoy modest organic growth because of the new capabilities associated with our platform whether it be new self-service tools accessing property that probably would have circumvented our marketplace now being in our marketplace, because we've made it easier for sellers to work with us and move information in an automated fashion with our business.

So – and then, finally, the returns management software platform, which is part of our LiquidityOne investment, I think that's getting serious interest by many large players to solve a need in their supply chain strategy. And it is a niche business. I mean managing returns is not the typical focus for a retailer or a manufacturer. So we've filled that void and we're very focused in this area and we think that will help us post the LOT drive volume in growth.
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Dan L. Kurnos Analyst, The Benchmark Co. LLC
Got it. Thanks for all the color, Bill. I appreciate it.
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Operator: Thank you and that concludes the Q&A portion for today. I'd like to turn the call back over to Julie Davis for any closing remarks.
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Julie Davis
Senior Director-Investor Relations, Liquidity Services, Inc.
Thank you for your participation on today's call. If you have additional follow-up questions, please reach out to schedule something with me. Thank you and have a nice afternoon. Bye-bye.
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Operator: Ladies and gentlemen, thank you for participating in today's conference. This does conclude your program and you may all disconnect. Everyone, have a great day.